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                                                                    Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August __, 1999, by and between QUEPASA.COM, INC., a Nevada corporation (the "Company"), and ESTEFAN ENTERPRISES, INC., a _______________ corporation ("EEI").

        WHEREAS, pursuant to the terms of the Agreement (the "EEI Agreement"), dated as of the date hereof, between the Company, EEI and Gloria Estefan, the Company issued to EEI 156,863 shares (the "Shares") of the Company's common stock, $.001 par value per share ("Common Stock"); and

        WHEREAS, in order to induce EEI to enter into the EEI Agreement, the Company agreed to provide EEI with certain registration rights relating to the Shares.

        NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions. As used herein, the following defined terms shall have the following respective meanings:

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exchange Act Registration Statement" means a registration statement filed with the SEC pursuant to the Exchange Act.

               "Indemnified Party" has the meaning set forth in subparagraph
6(c).

               "Indemnifying Party" has the meaning set forth in subparagraph 6(c).

        The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act or the Exchange Act and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Securities" means the Shares and all other securities issued or issuable with respect to the Shares by way of a stock dividend or stock
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split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold or otherwise transferred by a Shareholder pursuant to such effective registration statement or (ii) such Registrable Securities are sold to the public in accordance with Rule 144.

               "Rule 144" means Rule 144 under the Securities Act.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shareholder(s)" means EEI and any affiliates thereof who agree to become bound by the provisions of this Agreement in accordance with paragraph 9 hereof.

        2.      Demand Registrations.

                (a) If at any time following the first anniversary of the date hereof, the Company receives a written request that the Company effect a registration under the Securities Act with respect to the Registrable Securities from Shareholders holding at least a majority of the Registrable Securities, the Company will use its diligent best efforts to effect such registration, which registration may be under any form of registration statement eligible for use by the Company for such purpose, and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect such registration pursuant to this subparagraph 2(a): (i) after the Company has effected two such registrations pursuant to this subparagraph 2(a) and such registrations have been declared or ordered effective or (ii) to effect a registration for less than 500,000 shares. The Company shall not be required to cause a registration statement requested pursuant to this subparagraph 2(a) to become effective prior to 120 days following the effective date of a registration statement initiated by the Company or a Shareholder. The Company shall have the right to include in a registration statement filed pursuant to this subparagraph 2(a) shares of Common Stock to be offered and sold for the account of the Company or any other security holders of the Company.
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                (b) Subject to subparagraph 2(a) above and the other terms and conditions contained herein, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within 120 days after receipt of the request or requests of the Shareholder or Shareholders; provided, however, that the Company may postpone for up to 180 days, the filing or the effectiveness (which may include the withdrawal of an effective registration statement) of such a registration statement if the Company's Board of Directors reasonably determines in its good faith judgment that it would be materially disadvantageous to the Company for such a registration statement to be filed and become effective, or be maintained effective; and, provided further, that in such event, the Shareholders will be entitled to withdraw such demand for registration and, if such demand is withdrawn, such registration will not count as one of the demand registrations the Shareholders are entitled to hereunder.

                (c) The Company shall have the right to select the investment banker(s) and manager(s) to administer and underwrite the offering, subject to the approval of a majority of the Shareholders proposing to distribute their securities through such underwriting, which will not be unreasonably withheld. In connection with any registration statement that pertains to Registrable Securities, all Shareholders proposing to distribute their securities through such underwriting shall (i) enter into any reasonable underwriting agreement required by the proposed underwriter for the registration of Registrable Securities and
                (ii) immediately notify the Company, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event relating to information respecting such Shareholders as a result of which the prospectus which forms a part of such registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statement therein not misleading.
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        2.      Piggyback Registrations.

                (a) If at any time following the first anniversary of the date hereof, the Company shall determine to register any of its securities (other than pursuant to a demand registration in accordance with Paragraph 2 hereof), either for its own account or the account of a security holder or holders, in a registration statement covering the sale of Common Stock to the general public pursuant to an underwritten public offering (except with respect to any registration filed on Form S-8, Form S-4 or any successor forms thereto), the Company will: (i) give to each Shareholder written notice thereof at least 15 days before the initial filing of such registration statement; and
                (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws) and in any underwriting involved therein all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, except as set forth in subparagraph 3(b) below.
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                (b) The right of any Shareholder to registration pursuant to this Paragraph 3 shall be conditioned upon such Shareholder's participation in the underwriting, to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If requested by the underwriter, the Shareholders will agree, for themselves and their affiliates, not to sell or offer to sell any shares of their Common Stock for a reasonable period of time (not to exceed 180 days) after the effective date of the registration statement. Notwithstanding any other provision of this Paragraph 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto and the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities (other than the securities the registration of which gave rise to the right of any Shareholder to include Registrable Securities in such registration), the number of shares of Registrable Securities requested to be included in the registration which in the opinion of such underwriter can be sold, pro rata among all Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shareholder at the time of filing the registration statement, with further proportional allocations among the Shareholders and if any such Shareholder has requested less than all such Registrable Securities it is entitled to register.

        3. Expenses of Registration. All expenses incurred in connection with any registration or qualification pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses and fees of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay fees of legal counsel of the Shareholders, or underwriters' discounts or commissions relating to Registrable Securities (such underwriters' fees, discounts or commissions to be borne by the Shareholders, on a pro rata basis, based upon the number of shares of Registrable Securities sold by each Shareholder).
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        4.      Registration Procedures. Whenever the holders of Registrable
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as promptly as practicable:

                (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
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                (e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system if the Common Stock so qualifies;

                (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                (i) make available for inspection by any seller of Registrable Securities any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
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                (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                (k) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

        5. Indemnification. The Company will indemnify each Shareholder, each of the Shareholder's officers, directors, partners and employees, and each person controlling such Shareholder, with respect to such registration or qualification effected pursuant to this Agreement and in which Registrable Securities are included, against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, registration statement or other document incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated pursuant to any Federal, state or common law rule or regulation including' without limitation, the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration qualification or compliance and will reimburse each such Shareholder, each of the Shareholder's officers, directors, partners and employees, and each person controlling such Shareholder, for any legal and any other reasonable expenses incurred in connection with investigating, or defending any such claim, loss, damage, liability or action, including reasonable attorneys' fees and expenses; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by such Shareholder in a signed document. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of any Shareholder or any such officer, director, partner, employee, or controlling person and shall survive any transfer by the same of the Registrable Securities.
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                (a) Each Shareholder will, if Registrable Securities held by or issuable to such Shareholder are included in the securities as to which such registration or qualification is being effected, indemnify the Company, each of its directors, officers and employees, each person who controls the Company, and each other such Shareholder, each of such Shareholder's officers, directors, partners and employees, and each person controlling such other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Shareholders, each such Shareholder's directors, officers, partners, employees or persons for any legal or any other reasonable expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including reasonable attorneys' fees and expenses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder. Notwithstanding the foregoing, the liability of any such Shareholder shall not exceed an amount equal to the net proceeds realized by each such Shareholder sold as contemplated herein. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of the Company, any such director, officer, partner, employee, or controlling person and shall survive the transfer of such securities by such Shareholder.
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                (b) Each party entitled to indemnification under this Paragraph
                6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. Unless in the reasonable judgment of the Indemnified Party a conflict of interest may exist between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be permitted to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that in any event counsel for the Indemnifying Party or Indemnified Party who shall conduct the defense of such claim or litigation as provided above shall be approved by the other Party (which approval shall not be unreasonably withheld), and such other Party may participate in such defense at such Party's expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying party of its obligations under this Paragraph 6 unless such failure shall have had a material adverse effect on the Indemnifying Party's ability to defend such claim.
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                (c) The Indemnified Party shall make no settlement of any claim or litigation which would give rise to liability on the part of the Indemnifying Party under any indemnity contained in this Paragraph 6 without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed, and no Indemnifying Party shall make any settlement of any such claim or litigation without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. If a firm offer is made to settle a claim or litigation defended by the Indemnified Party and the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party desires to accept and agree to such offer, but the Indemnifying Party elects not to accept or agree to such offer within ten days after receipt of written notice from the Indemnified Party of the terms of such offer, then, in such event, the Indemnified Party shall continue to contest or defend such claim or litigation and, if such claim or litigation is within the scope of the Indemnifying Party's indemnity contained in this Paragraph 6, the Indemnified Party shall be indemnified pursuant to the terms hereof. If a firm offer is made to settle a claim or litigation defended by the Indemnifying Party and the Indemnifying Party notifies the Indemnified Party in writing that the Indemnifying Party desires to accept and agree to such offer, but the Indemnified Party elects not to accept or agree to such offer within ten days after receipt of written notice from the Indemnifying Party of the terms of such offer, then, in such event, the Indemnified Party may continue to contest or defend such claim or litigation and, in such event, the total maximum liability of the Indemnifying Party to indemnify or otherwise reimburse the Indemnified Party in accordance with this Agreement with respect to such claim or litigation shall be limited to and shall not exceed the amount of such settlement offer, plus reasonable out-of-pocket costs and expenses (including reasonably fees and disbursements of counsel) to the date of notice that the Indemnifying Party desired to accept such settlement offer.

                (d) The indemnification payments required pursuant to this Paragraph 6 for expenses of the investigation or defense of a claim or lawsuit shall be made from time to time during the course of the investigation or defense, as the case may be, upon submission of reasonably sufficient documentation that any such expenses have been incurred.
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        6.      Information to be Provided by Shareholders. The Shareholders
whose securities are included in any registration shall furnish to the Company such written information regarding such Shareholder or Shareholders and the distribution proposed by such Shareholder or Shareholders as the Company may reasonably request and as shall be required in connection with any registration or qualification referred to in this Agreement. The Company agrees to include in any such registration statement all information concerning the Shareholders and their distribution which the Shareholders shall reasonably request.

        7. Rule 144 Reporting. With a view to making available to the Shareholders benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, after the completion of any registration pursuant to Paragraph 2 or 3 above, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144, or any successor provision thereto, at all times;

                (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                (c) so long as a Shareholder owns any Registrable Securities, to furnish to such Shareholder forthwith upon its request a written statement by the Company as to the Company's compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Shareholder to sell any such securities without registration; and

                (d) take any further action reasonably requested by a Shareholder to enable such Shareholder to sell its Registrable Securities without registration under Rule 144, under any successor provision, or any similar rule or regulation promulgated by the SEC from time to time.

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        8.      Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities that are granted by the Company under Paragraphs 2 and 3 may be assigned by a Shareholder to an affiliate of EEI upon transfer of such Registrable Securities to such affiliate other than pursuant to a registration statement, Rule 144 or Rule 145; provided, however, that (i) at or before the time of the transfer the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained in this Agreement and (ii) the Company is given written notice by the Shareholder at the time of or within a reasonable time after the transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned. Subject to the foregoing provision, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

        9. Changes. The terms and provisions of this Agreement may only be modified, amended or waived with the written consent of the Company and EEI.

        10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF ARIZONA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF ARIZONA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ARIZONA.

        11. Notice. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, one business day after being sent via a nationally recognized overnight courier, or when sent, when sent via facsimile promptly confirmed in writing to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

               (i)    If to the Company, to:

                      quepasa.com, inc.
                      One Arizona Center
                      400 E. Van Buren, 4th Floor
                      Phoenix, Arizona 85004
                      Attention: Gary L. Trujillo
                      Telecopy No.: (602) 716-0200
                      with copies to:

                      Brownstein, Hyatt & Farber, P.C.
                      410 Seventeenth Street, 22nd Floor
                      Denver, Colorado 80202
                      Attention: Jeffrey M. Knetsch, Esq.
                      Telecopy No.: (303) 223-1111

               (ii)   If to EEI, to:

                      Estefan Enterprises, Inc.
                      420 Jefferson and Fifth Street
                      Miami Beach, Florida
                      Attention: Frank J. Amadeo
                      Telecopy No.: (___) ___-____

                      with a copy to:

                      _________________________

                      _________________________

                      _________________________

                      _________________________

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

        12. Termination. This Agreement shall terminate on the first day that all the Shares cease to be Registrable Securities.

        13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute a single agreement.

        14. Headings. The headings of the Paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

        15. Severability. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining portions of this Agreement shall continue in full force and effect.

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
        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their authorized officers as of the date first above written.

                                            QUEPASA.COM, INC.


                                            By:    /s/ Gary L. Trujillo

                                                   Gary L. Trujillo
                                                   Chairman and Chief Executive
Officer


                                            ESTEFAN ENTERPRISES, INC.


                                            By:    /s/ Frank J. Amadeo

                                                   Frank J. Amadeo
                                                   President